SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 11, 2004


                                ROSS SYSTEMS, INC
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                         Commission File Number 0-19092
                         ------------------------------
                            (Commission File Number)

                                   94-2170198
                                   ----------
                      (IRS Employer Identification Number)

                              Two Concourse Parkway
                              --------------------
                        Suite 800, Atlanta, Georgia 30328
                        ---------------------------------
                    (Address of principal executive offices)

                                  770-351 9600
                                  ------------
              (Registrant's telephone number, including area code)



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Item 9.  Regulation FD Disclosure

         The information contained in this Item 9 is being furnished to the Securities and Exchange Commission (the "Commission") pursuant to Item 12 of Form 8-K, "Disclosure of Results of Operations and Financial Condition," as directed by the Commission in Release No. 34-47583.

         On February 11, 2004, Ross Systems, Inc (the "Company") issued a press release containing information about the Company's financial condition or results of operations for the quarterly and six month periods ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.




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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  February 12, 2004.




                                  By:/s/ Verome M. Johnston
                                     ----------------------
                                     Verome M. Johnston
                                     Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX



Exhibit Number and Description
------------------------------

99.1       Press Release issued February 11, 2004